© 2014 PAREXEL International PAREXEL JP Morgan Healthcare Conference January 15, 2014

Safe Harbor This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding future results and events, including, without limitation, statements regarding the Company’s existing capital resources and future cash flows from operations, and statements regarding expected financial results, future growth and customer demand. For this purpose, any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “appears,” “estimates,” “projects,” “targets,” and similar expressions are intended to identify forward-looking statements. These statements involve a number of risks and uncertainties. The Company’s actual future results may differ materially from the results discussed in the forward-looking statements contained in this presentation. Important factors that might cause such a difference include, but are not limited to, risks associated with: actual operating performance; actual expense savings and other operating improvements resulting from restructurings; the loss, modification, or delay of contracts; the Company’s dependence on certain industries and clients; the Company’s ability to win new business, manage growth and costs, and attract and retain employees; the Company’s ability to complete additional acquisitions and to integrate newly acquired businesses or enter into new lines of business; government regulation of the drug, medical device and biotechnology industry; consolidation within the pharmaceutical industry; competition within the biopharmaceutical services industry; the potential for significant liability to clients and third parties; the potential adverse impact of health care reform; and the effects of exchange rate fluctuations and other international economic, political, and other risks. Such factors and others are discussed more fully in the section entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 as filed with the SEC on November 4, 2013. The forward-looking statements included in this presentation represent the Company’s estimates as of the date of this presentation. The Company specifically disclaims any obligation to update these forward-looking statements in the future. These forward-looking statements should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this presentation. This presentation includes references to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. Pro forma information is not meant to be considered superior to or a substitute for the Company’s results of operations prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available on certain slides of this presentation.

Agenda Introducing PAREXEL Market Environment Growth Strategy Profitability Improvement Strategies Outlook

Strongly Positioned in a Growing Market  Top-3 publicly-traded biopharmaceutical services company – strong brand  Integrated clinical research, consulting and technology service offering  Extensive global footprint – 77 locations, 51 countries  FY’13 revenue $1.7B; Q1 record backlog of $4.6B  Profitability initiatives position for margin expansion Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Differentiated Set of Services  Clinical Research Services – Phase I-IV clinical development and logistics  PAREXEL Consulting and Medical Communications Services – consulting in product development, medical communications, and commercialization  Perceptive Informatics – leading eClinical solutions 75% 13% 12% FY’13 Revenue $1.73B CRS PI PCMS Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Broad Expertise and Client Base  Supporting over 1,700 clinical projects in 20 therapeutic areas  Work with all of the Top 50 biopharma- ceutical and Top 10 biotech companies Representative Clients Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Outsourcing Increasing, Global CROs Increasing Share  R&D growing in low single digits  Outsourcing penetration rates increasing  “State-of-the-Art” for clinical development resides in CROs  Client restructurings can lead to more outsourcing  Top 7 CROs soon to exceed 50% market share * Source: Jefferies 3/12/13 E = Estimate 20% 30% 40% 50% 60% 2004 2007 2010 2013E 2016E Market Share Gains By Top 7 Public CROs* Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Strategic Partnerships Represent an Increasing Percentage of All Development Activity 58% 42% 2012 All Other Strategic Partnerships $27B 76% 24% 2009 $17B *Source: PAREXEL Analysis (Phases I - IV) Biopharma Industry Clinical Development Outsourcing Dollars* Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Growing Importance of Emerging Countries  ~70% of growth generated by “Pharmerging” markets  Speed of recruitment  Cost advantages  Market opportunity  Global footprint critical success factor for PAREXEL * IMS Institute for Health Informatics, “The Global Use of Medicines: Outlook Through 2015,” May 2011 ** IMS term for 17 high-growth pharmaceutical markets: China, Brazil, Russia, India, Venezuela, Poland, Argentina, Turkey, Mexico, Vietnam, South Africa, Thailand, Indonesia, Romania, Egypt, Pakistan and the Ukraine CAGR “Pharmerging**” 12-15% Rest of World Pharmerging $0 $250 $500 $750 $1,000 $1,250 2005 2015P Global Spending on Biopharmaceutical Products*($B) Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Technology Solutions of Increasing Importance to Clients  Strong client interest in integrated “eClinical Suite” capabilities  Specialized applications solve specific problems (e.g. LIQUENT acquisition – 12/2012) Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Biotech Funding Up; SEBPCOs* Growing in Importance  80%+ of pipeline projects originate from SEBPCOs**  42% of 2012 NME approvals by first-time sponsors  Virtual companies require CRO expertise Chart Source: Yahoo Finance * SEBPCOs = Small and Emerging Biopharmaceutical Companies ** Source: Pharmaprojects Pharma R&D Annual Reviews 2007-2010 0 50 100 150 200 250 300 S&P 500 Biotechnology Index Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Clinical Research Services Growth Strategy  Enter into new strategic partnerships  Pursue additional Early Product Development opportunities  Focus on small & mid-sized accounts - Biopharm Unit  Expand PACE, Clinical Logistics, and Functional Services businesses Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

PAREXEL Consulting and Medical Communications Growth Strategy Accelerate growth of Commercialization Services Capitalize on the increased outsourcing of Regulatory Affairs Additional M&A (e.g. HERON acquisition) Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Perceptive Informatics Growth Strategy  Add new applications to Perceptive MyTrials™  Leverage PAREXEL  Drive business with other software providers & CROs  Additional M&A Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Targeted M&A – “String of Pearls” Approach PAREXEL M&A Evolution Global Financial Crisis Actively Acquire Businesses Actively Assess and Complete Deals Actively Seeking Opportunities 2006 2007 2008 2009 2010 2011 2012 Pre- 2006 2013 2014 and beyond LIQUENT APEX ClinPhone HERON CCT 1988 - 2005: 32 transactions Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Strong Backlog Growth FY'09 FY'10 FY'11 FY'12 FY'13 $2,176 $2,681 $3,444 $4,394 $4,609 D o ll a rs i n M il li o n s Backlog Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Continued Margin Improvement Key Focus for FY’14 and Beyond * Adjusted numbers which exclude the impact of special items as detailed in the Appendix to this presentation. E = Estimate as discussed in 1/15/14 webcast $0 $100 $200 $300 $400 FY'12 FY'13 FY'14E O I ($ M ) PAREXEL Operating Income / Margin Operating Income Operating Margin % Goal - increase margin by 100-120 basis points per year Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL 6.8%* 8.0%* 9.7%*

Building Blocks of Operating Margin Expansion Operating Margin Expansion Gross margin expansion in CRS Leverage benefits of Strategic Partnerships Leverage SG&A infrastructure across SBUs IT driven process efficiencies Efficient service functions Performance culture Economies of scale in Perceptive Operational excellence programs Grow shared services Utilize low cost countries Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Gross Margin Expansion in CRS Increasing Productivity & Billability  Reduction of managerial layers, increased span of control  Simplification of role definitions and workflow  Improve labor mix  Optimize staffing demand and supply  Consolidate back-office and support functions to shared service centers Improved Resource Management Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Economies of Scale in Perceptive Scaling the Business  Expansion of eClinical cloud offerings  Further enrich technology revenue mix with added service components  Leverage technology platform for integrated data delivery Productivity & Operational Execution  Increase usage of low cost countries  Targeted R&D  Further drive efficiencies in software delivery Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Leverage Low Cost Locations & Shared Service Centers  India - major back office hub for all business units and functions  Regional satellite hubs  Proximal expertise to clients and trial sites 0 50 100 150 200 250 300 350 FY'10 FY'11 FY'12 FY'13 Dec '13 India Headcount (Indexed) Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

22 Driving Service Functions Towards Higher Efficiency  Further consolidate IT infrastructure  Simplify IT application footprint  Cost effective application support IT  Extend scope of shared services  Centers of expertise leverage knowledge x- business units Finance  Extend scope of shared services  Upgrade HR technology World Class HR Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Financial Strategies Drive EPS Growth Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Continue to Drive Solid Revenue Growth and Margin Expansion FY'10 FY'11 FY'12 FY'13 FY'14E $1,131 $1,212 $1,397 $1,734 $1,895 - $1,925 D o ll a rs In M il li o n s Revenue Growth 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% FY'09 FY'10 FY'11 FY'12 FY'13 FY'14E 8.6% 9.1% 7.4% 6.8% 8.0% 9.7% Operating Margin Expansion* * Adjusted numbers which exclude impact of special, restructuring or other charges as detailed in the Appendix to this presentation ** Source: EvaluatePharma®, Reuters Business Insights, Capital IQ, Company filings, Wall Street Research, PAREXEL estimates E = Estimate and revenue guidance issued in a press release dated 1/13/14, operating margin expansion discussed in 1/15/14 webcast PAREXEL CAGR 2010-2014E ≈ 14% CRO Market CAGR 2010-2014E = 7%** Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Creating Shareholder Value Through Profitable Growth * Adjusted numbers which exclude impact of special, restructuring or other charges as detailed in the Appendix to this presentation E = Estimate and EPS guidance issued in a press release dated 1/13/14 Return on Invested Capital (ROIC) = Adjusted Net Income before net Interest Expense (last 12 months) / Net Operating Capital (NOC) Net Operating Capital (NOC) = Net Assets excluding Cash & Equivalents, Debt, and Tax-related assets/liabilities $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $0.82 $1.08 $0.95 $1.10 $1.69 $1.97 - $2.11 Adjusted Earnings Per Share* 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Return on Invested Capital (ROIC) Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

Long-term Financial Goals  10%- 12% revenue growth target  12-14% operating margin  Double-digit multi-year EPS growth  Continued growth in our ROIC Outlook Profitability Improvement Strategies Growth Strategy Market Environment Introducing PAREXEL

APPENDIX SLIDE

Reconciliation of Non-GAAP Financial Measures

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*Dollars in thousands, Fiscal Year ends June 30.

	FY 2009	FY 2010	FY 2011	FY 2012	FY 2013	FY 2014 Q1
Selling, General and Administrative (1)	$ -	$ 4,250		$ 560	$ 4,027	$ 81 (7)
Depreciation (2)	$ -	$ 450				
Other (Benefit) Charges (3)	$ 15,000	$ (1,144)	$ -	$ -	$ -	
Restructuring Expense (Benefit)	$ -	$ 16,810	$ 8,481	$ 6,243	$ (1,209)	
Adjustment to Income from Operations	**$ 15,000**	**$ 20,366**	**$ 8,481**	**$ 6,803**	**$ 2,818**	**$ 81**
Asset Impairment Charge	$ -	$ 6,572	$ 2,242	$ 1,488	$ (302) (4)	
Tax Effect of Non-GAAP Adjustments	$ 7,080	$ 4,972	$ 2,623	$ 1,440	$ 765	$ 205
Tax Specific Non-GAAP Adjustments	$ -	$ -	$ -	$ 3,838 (5)	$ (2,766) (6)	
Total Non-GAAP Tax Adjustments	**$ 7,080**	**$ 4,972**	**$ 2,623**	**$ 5,278**	**$ (2,001)**	**$ 205**
Adjustment to Net Income	**$ 7,920**	**$ 21,966**	**$ 8,100**	**$ 3,013**	**$ 4,517**	**$ (124)**

(1) Legal charges related to adverse judgments or disputed matters. Q2 FY13 and Q3 FY13 include $0.4 million and $0.3 million, respectively, of acquisition charges related to Liquent, Inc.
(3) Accelerated depreciation on abandoned facilities pursuant to restructuring plans announced and implemented
(3) $15 million wind-down costs and bad debt expense reserve established in Q2 FY09 for a client contract default and a $1.1 million release of the reserve in Q2 FY10
(4) Gain on a facility sale previously impaired
(5) Includes a third quarter $4.2 million benefit due to the favorable conclusion of a tax examination and expiration of statutory periods, primarily in European jurisdictions, and a fourth quarter $2.2 million expense related to the adjustment of net operating loss carryforwards offset by a $1.8 million benefit related to tax reserves
(6) Includes a first quarter tax expense for a one-time adjustment to deferred tax assets; a second quarter net $2.7 million expense due to changes in interest, penalties and a valuation allowance in a foreign jurisdiction; and a third quarter $0.5 million adjustment due to state valuation allowance release
(7) Includes $0.5 million acquisition and integration expenses, offset by $0.4 million gain related to the revaluation of HERON earn-out contingent consideration liability